                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                               January 15, 1997
              ----------------------------------------------------
               (Date of Report - Date of earliest event reported)


                       THE L.L. KNICKERBOCKER CO., INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        California                       0-25488                33-0230641
-------------------------------   -----------------------   --------------------
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
incorporation )                                                 Identification
                                                                Number)


30055 Comercio, Rancho Santa Margarita, California         92688
---------------------------------------------------    -----------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (714) 858-3661



                                Page 1 of  3 pages

ITEM 5.   OTHER EVENTS
          ------------

          The Company has previously reported the completion of a Regulation D private placement of $15,500,000 7% Convertible Debentures on September 25, 1996 through an institutional placement agent. The Company has determined to suspend conversion of the 7% Convertible Debentures issued in such Regulation D private placement pending the Company's investigation of recent trading activity, which the Company believes may be related to the conversion terms of the debenture financing.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   January 15, 1997


                              THE L.L. KNICKERBOCKER CO., INC.,
                              a California corporation



                              By: /s/ ANTHONY P. SHUTTS
                              -------------------------
                              Anthony P. Shutts
                              Chief Financial Officer